EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 24, 2000, included in Zomax Incorporated's Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our firm included in this registration statement.



                                          /s/ ARTHUR ANDERSEN LLP





Minneapolis, Minnesota
July 24, 2000